                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 15, 2003
                                                 ---------------------


                               Comm Bancorp, Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Pennsylvania                    0-17455                23-2242292
-------------------------------         -----------           ----------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
         incorporation)                 file number)         Identification No.)

125 North State Street, Clarks Summit, PA                               18411
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  (570)586-0377
                                                   -------------------


Former name or former address, if changed from last report:

Not Applicable


                                   Page 1 of 3
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Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            At the annual reorganization meeting of the Registrant's subsidiary, Community Bank & Trust Company, on January 15, 2003, the Board of Directors fixed the number of directors at eleven and elected the following persons as directors to a one-year term and until their successors are duly elected and qualified: David L. Baker, Thomas M. Chesnick, William F. Farber, Sr., Judd B. Fitze, John P. Kameen, William A. Kerl, Erwin T. Kost, Robert A. Mazzoni, J. Robert McDonnell, Joseph P. Moore, III, and Eric G. Stephens.


Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.

            (a)   Financial Statements of Business Acquired.

                  Not Applicable.

            (b)   Pro Forma Financial Information.

                  Not Applicable.

            (c)   Exhibits.

                  None.

Item 8.     Change in Fiscal Year.

            Not Applicable.

Item 9.     Regulation FD Disclosure.

            None.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         COMM BANCORP, INC.
                                                    ----------------------------
                                                           (Registrant)



Date: January 15, 2003                          By: /s/ Scott A. Seasock
                                                    ----------------------------
                                                    Scott A. Seasock
                                                    Executive Vice President and
                                                    Chief Financial Officer


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